DELAWARE GROUP® EQUITY FUNDS I
Delaware Balanced Fund

Supplement to the Delaware Balanced Fund's Prospectuses
dated February 28, 2008

On November 19, 2008, the Board of Trustees responsible for Delaware Balanced Fund (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into Delaware Moderate Allocation Portfolio (the "Acquiring Fund"), a series of Delaware Group Foundation Funds, subject to shareholder approval. The Board of Trustees responsible for the Acquiring Fund also approved the reorganization.

The Reorganizing Fund's investment objective and policies are similar to those of the Acquiring Fund. The Reorganizing Fund seeks a balanced of capital appreciation, income, and preservation of capital. The Acquiring Fund seeks capital appreciation with current income as a secondary objective.

The Board of Trustees responsible for the Reorganizing Fund believes that the proposed reorganization will benefit shareholders of the Reorganizing Fund.

Effective as of the close of business on December 8, 2008, the Reorganizing Fund will be closed to new investors. Reorganizing Fund shareholders will receive a proxy statement/prospectus providing them with information about the Acquiring Fund and requesting their votes on the proposed reorganization of their Reorganizing Fund at a special meeting of shareholders to be held in late March 2009. If approved, the reorganization is expected to take place in April 2009. Additionally, the Reorganizing Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization.

Please keep this Supplement for future reference.

This Supplement is dated November 24, 2008.